Exhibit 99.3 Fourth Quarter & Full-Year Fiscal 2026 Financial Results June 8, 2026 GRAHAM CORPORATION © 2025 GRAHAM CORPORATION, ALL RIGHTS RESERVED 1

Safe Harbor Statement Safe Harbor Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “future,” “outlook,” “anticipates,” “believes,” “could,” “guidance,” “should,” “target,” ”may”, “will,” “plan,” “project” and other similar words. All statements addressing operating performance, events, or developments that Graham Corporation expects or anticipates will occur in the future, including but not limited to, profitability of future projects and the business, its ability to deliver to plan, its ability to continue to strengthen relationships with customers in the defense industry, its ability to secure future projects and applications, expected expansion and growth opportunities, anticipated sales, revenues, adjusted EBITDA, adjusted EBITDA margins, capital expenditures and SG&A expenses, the timing of conversion of backlog to sales, orders, market presence, profit margins, tax rates, tariffs, foreign sales operations, customer preferences, changes in market conditions in the industries in which it operates, changes in general economic conditions and customer behavior, forecasts regarding the timing and scope of the economic recovery in its markets, and its acquisition and growth strategy, are forward-looking statements. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Graham Corporation’s most recent Annual Report filed with the Securities and Exchange Commission (the “SEC”), included under the heading entitled “Risk Factors”, and in other reports filed with the SEC. Should one or more of these risks or uncertainties materialize or should any of Graham Corporation’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Graham Corporation’s forward-looking statements. Except as required by law, Graham Corporation disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation. Use of Key Performance Indicators This presentation includes key performance indicators, such as orders, backlog, and book-to-bill ratio. See the slide entitled Disclaimer Regarding Key Performance Metrics in this presentation for information regarding these key performance indicators. Use of Non-GAAP Measures This presentation includes non-GAAP measures, such as Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net income and Adjusted Net income per diluted share. See the Appendix for information regarding these non-GAAP measures, including reconciliations to the most directly comparable U.S. GAAP financial measures. Use of Forward-Looking Non-GAAP Financial Measures Forward-looking ROIC, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s financial results. These non-GAAP financial measures are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end, and year-end adjustments. Any variation between the Company’s actual results and preliminary financial estimates set forth above may be material. Forward-looking ROIC is defined as a return on invested capital and is calculated by dividing net operating profit after taxes by the total invested capital. Forward-looking ROIC is not a measure determined in accordance with GAAP. Nevertheless, Graham believes that providing forward-looking ROIC is important for investors and other readers of Graham’s financial statements, as it is used as an analytical indicator by Graham’s management to better understand profitability and efficiency of use of capital for certain projects. Because forward-looking ROIC is a non-GAAP measure and is thus susceptible to varying calculations, forward-looking ROIC, as presented, may not be directly comparable to other similarly titled measures used by other companies. 2

Financial Highlights

Graham is a ***GLOBAL LEADER*** in the design and manufacture of mission-critical fluid, power, heat transfer, vacuum, and advanced mixing technologies

GHM LISTED NYSE

Strong Fourth Quarter & Full-Year Performance Driven by Strong End-Market Demand and Robust Backlog

4Q26 Highlights		FY26 Highlights	
$67.1M	Revenue	**$245.3M**	Revenue
22.7%	Gross Margin	**23.5%**	Gross Margin
$2.0M	Net Income	**$12.5M**	Net Income
$6.8M	Adj. EBITDA[1]	**$26.0M**	Adj. EBITDA[1]

Record Backlog[2] of $532.6 million

Record FY26 Orders[2] of $359.4 million

Book-to-Bill ratio[2] of 1.5x

Acquisition and integration of Xdot Bearing Technologies and FlackTek

(1) See appendix for additional important disclosures regarding Graham's use of the non-GAAP measure of Adjusted EBITDA and the reconciliation of Net Income to Adjusted EBITDA.
(2) See appendix for additional information regarding Graham's use of key performance metrics.

3

Organic Investments Fueling Future Growth

Strategic >20% ROIC(1) projects nearing completion will drive sustainable growth

DEFENSE

- ✓ New Navy Facility in Batavia, NY completed in 2QFY26
  - *$17.6 million expansion backed by $13.5 million customer grant*
- ✓ Automated welding machines installed & commissioned
- ✓ Batavia, NY X-Ray Facility completed in Q1 FY27



ENERGY & PROCESS

- ✓ Renovated Assembly & Test Facility in Arvada, CO completed 1QFY26
  - *Fully operational with product & people*
- ✓ Kicked off aftermarket acceleration initiative utilizing AI
- ✓ Grew India team and consolidated in Pune



SPACE

- ✓ Cryogenic Test Facility in Jupiter, FL completed in 4QFY26
  - *Commissioning through end of fiscal year*
- ✓ Liquid Nitrogen Testing in Arvada, CO completed in 2QFY26
  - *First units successfully tested & delivered*



GRAHAM CORPORATE

- ✓ IT infrastructure upgrade in Arvada, CO completed in 1QFY26
- Batavia ERP upgrade scheduled for "go-live" in 2QFY27
  - *Streamline workstreams, improve transactional efficiency, and standardize cross-functional comms*



(1) *See the Safe Harbor Statement for additional important disclosures regarding Graham's use of the non-GAAP measure of forward-looking ROIC*

4

Completed Strategic Facility Expansions New Navy Facility in Batavia, NY (Completed 2QFY26) Cryogenic Test Facility in Jupiter, FL (Completed 4QFY26) Liquid Nitrogen Testing at Barber Nichols (Completed 2QFY26) Assembly & Test Facility at Barber Nichols (Completed 1QFY26) 5

Revenue Performance ($ in millions; narrative compared with prior-year period unless otherwise noted) Q4 FY26 sales up $7.7 million or 13% QUARTERLY + 20% Defense $80.0 $70.0 + 14% Space $60.0 $67.1 $66.0 + 1% Energy & Process $56.7 $50.0 $59.3 $55.5 $40.0 - 24% Aftermarket $30.0 $20.0 $10.0 Revenue Impacts $0.0 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY 26 Q4 FY26 + Strong execution + Capability and capacity expansion + New programs & growth in existing programs ANNUAL + Timing of project milestones (material receipts) $245.3 + Tailwinds in Space and New Energy end-markets $209.9 + Aftermarket remains strong but down from record levels $185.5 + $3 million from FlackTek (Primarily Energy & Process) FY 2024 FY 2025 FY 2026 6

QUARTERLY ANNUAL 27.0% 26.5% $16.5 28.0% $70.0 26.0% 21.7% 25.2% 23.8% $16.0 22.7% $60.0 23.0% 25.0% $15.5 $50.0 23.5% $15.0 18.0% 24.0% $40.0 $14.5 13.0% 23.0% $14.0 $30.0 $13.5 8.0% 22.0% $20.0 21.9% $13.0 3.0% 21.0% $10.0 $12.5 $16.0 $14.7 $14.3 $13.5 $15.3 $40.6 $52.9 $57.8 Strong Gross Profit & Margin $12.0 -2.0% $0.0 20.0% Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Q4 FY26 FY 2024 FY 2025 FY 2026 ($ in millions; narrative compared with prior-year period unless otherwise noted) Q4 FY26 Gross Profit Decreased $0.8 Million or 5% FY26 Gross Profit Increased $4.9 Million or 9% • Gross margin decreased 430 bps to 22.7% • Gross margin decreased 170 bps to 23.5% • FY26 gross margin impacted by: • FY26 gross margin impacted by: - Product mix - higher Defense; lower - Product mix - higher level of Defense and Aftermarket material receipts; lower Aftermarket - FlackTek purchase accounting amortization - Non recurrence of BlueForge Alliance grant - Tough comparable - Tariff impact ~$1 million + Volume & operational execution + Volume & operational execution 7

Adjusted EBITDA & Adjusted Net Income, Adj. Net Income Per Diluted (1) (1) EBITDA Margins Share & Margin ($ in millions except per share data) ($ in millions except per share data) Net Income per diluted share Adj. Net Income per diluted QUARTERLY QUARTERLY share $0.45 Percentages are net income $0.43 $0.42 margin and adj. net income $0.40 $7.7 margin $6.8 $6.8 $6.3 $0.33 $6.0 $0.31 $0.31 7.4% $0.28 8.0% $0.25 8.3% 8.9% 4.7% 5.2% 6.2% 5.0% $0.18 5.5% 2.9% 7.4%3.4 8% .0% 4.7% 5.0% 6.2% 10.2% 4.2% 8.9% 5.2% 9.5% 8.3% 12.9% 12.3% 10.7% Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Q4 FY26 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Q4 FY26 ANNUAL ANNUAL $1.40 $26.0 $1.24 $1.11 $1.12 $22.4 6.5% 5.8% $13.3 $0.63 7.0% $0.42 7.2% 10.7% 10.6% 3.7% 2.52% .5% 3.7% 5.8% 6.5% 5.1% 6.4% FY 2024 FY 2025 FY 2026 FY 2024 FY 2025 FY 2026 8 (1) See appendix for additional important disclosures regarding Graham’s use of the non-GAAP measures of Adjusted EBITDA, Adjusted EBITDA Margins, Adjusted Net income and Adjusted Net Income per diluted share.

(1) (1) Total Orders Backlog $532.6 Defense $515.6 $500.1 $359.4 Commercial $482.9 $82.5 $76.9 $75.8 $412.3 $65.1 $107.2 $268.4 $71.7 $231.1 $202.7 $91.0 $96.5 $143.9 $86.0 $450.1 $438.8 $417.8 $424.3 $252.2 $340.6 $80.7 $177.4 $134.6 $116.7 $63.2 Long-Term Demand FY22 FY23 FY24 FY25 FY26 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Q4 FY26 (1) FY26 Book-to-Bill of 1.5x For Graham H ighlights Q 4 Backlog by Industry Diversified Portfolio ($ in millions; narrative compared with prior-year period unless otherwise noted) • Record orders of $359.4 million • Book-to-bill 1.2x (1.5x YTD) Defense • Record backlog of $532.6 million 85% • Continued momentum in Defense, Space, and Energy & Process 8% New Energy • Aftermarket orders down from record levels Space • E&P large capital projects delayed 7% • Expect approximately 35% to 40% of backlog to convert to sales in the next 12 months; another 20% to 25% the following year 9 (1) See appendix for additional information regarding Graham’s use of key performance metrics.

Balance Sheet & Liquidity CAPITAL DEPLOYED BASED ON HIGHEST RISK-ADJUSTED RETURNS TO MAXIMIZE LONG-TERM SHAREHOLDER VALUE F Y26 Overview C apital Allocation Framework STRONG BALANCE SHEET Cash provided by operating activities • Strong cash generation and fiscal discipline $15.9M • Reduced $4M due to FlackTek Acquisition • Completed $50 million PIPE with accounts advised by T. Rowe Price in April 2026 0 1 Net Capital Expenditures • Proceeds used for debt repayment and to fund $15.8M organic and inorganic growth ORGANIC GROWTH Cash and cash equivalents $ 6.6M • Capex 7-10% of sales / R&D 1-2% of sales 02 1 • Greater than >20% ROIC investments $80.0M Amended revolving credit agreement M&A Debt outstanding (2) • Leverage <3.0x $13.0M 03 • Pipeline remains active (1) See the Safe Harbor Statement for additional important disclosures regarding Graham’s use of the non-GAAP measure of forward-looking ROIC 10 (2) Debt was repaid in April 2026 after PIPE

(As of June 8, 2026) Fiscal 2027 Guidance Net Sales $285 million to $295 million Gross Margin 24.5% to 25.5% of sales (1)(2) SG&A expense (including amortization) 16.5% to 17.5% of sales (2)(3)(4) Adjusted EBITDA $35 million to $40 million Effective Tax Rate 18% to 20% Capital Expenditures $18.0 million to $22.0 million FY27 Financial Outlook H ighlights • Implies 18% revenue growth at midpoint of range (4) • Implies 44% Adjusted EBITDA growth at midpoint of range (4) • Implies 13% Adjusted EBITDA margin at midpoint of range Our expectations for sales and profitability assumes that we will be able to operate our production facilities at planned capacity, have access to our global supply chain including our subcontractors, do not experience any global disruptions, and experience no impact from any other unforeseen events. (1) Includes approximately $4.0 to $5.0 million of equity-based compensation, net acquisition & integration costs, and enterprise resource planning (“ERP”) conversion costs included in SG&A. (2) Includes approximately $2.5 million of incremental costs to invest in people, processes, and technology to enable future growth and accelerate the commercialization of Graham products and technologies. (3) Excludes net interest (income) expense, income taxes, depreciation, and amortization from net income, as well as approximately $4.0 million to $5.0 million of equity-based compensation, net acquisition & integration, and ERP conversion costs. (4) See the Safe Harbor Statement for additional important disclosures regarding Graham’s use of the non-GAAP measure of forward- looking adjusted EBITDA and Adjusted EBITDA margin. 11

Advancing Toward Long-Term Goals with Strategic Actions Expanded Capital and R&D Proven Track Record of Operational Excellence to Disciplined and Strategic to Support Growth Strong, Consistent Drive Continuous Capital Allocation with M&A (3) Initiatives; Targeted ROIC Performance Improvement as an Accelerator >20% 35.0% Revenue Gross Profit % Adjusted EBITDA % BN earnout 30.0% bonus 25.2% Mid-20s 23.5% expense 25.0% 21.9% 21.0% completed in 20.0% FY26 ~12%-14% 15.0% 10.7% 10.6% $2.5M of 10.0% 7.2% incremental 6.1% $285M - investment (2) 5.0% $295M $97.5M $185.5M $209.9M $245.3M in FY27 to 0.0% drive FY21 FY24 FY25 FY26 FY27 Goal(1) organic growth (1) Mid-point of FY27 guidance as of June 8, 2026 (2) Goal is ~8% to 10% annualized organic revenue growth per year which implies approximately $285M to $295M in revenue based off FY27 guidance (3) See the Safe Harbor Statement for additional important disclosures regarding Graham’s use of the non-GAAP measure of forward-looking ROIC 12

Q&A 1 13 3

Appendix 1 14 4

Key Performance Metrics Key Performance Indicators The book-to-bill ratio is an operational measure that management In addition to the non-GAAP measures used in this presentation, management uses the following key performance metrics to uses to track the growth prospects of the Company. The Company analyze and measure the Company’s financial performance and calculates the book-to-bill ratio for a given period as net orders results of operations: orders, backlog, and book-to-bill ratio. divided by net sales. Management uses orders and backlog as measures of current and future business and financial performance, and these may not be Given that each of orders, backlog, and book-to-bill ratio are comparable with measures provided by other companies. Orders operational measures and that the Company's methodology for represent written communications received from customers calculating orders, backlog, and book-to-bill ratio does not meet requesting the Company to provide products and/or services. the definition of a non-GAAP measure, as that term is defined by Backlog is defined as the total dollar value of net orders received the U.S. Securities and Exchange Commission, a quantitative for which revenue has not yet been recognized. Management reconciliation for each is not required or provided. believes tracking orders and backlog are useful as it often times is a leading indicator of future performance. In accordance with industry practice, contracts may include provisions for cancellation, termination, or suspension at the discretion of the customer. 15

Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation (Unaudited, $ in thousands) Three Months Ended Year Ended March 31, March 31, 2026 2025 2026 2025 Net income $ 1 ,970 $ 4 ,395 $ 12,500 $ 12,230 Acquisition & integration expense (income), net 1,148 (270) 1 ,305 (1,170) ERP Implementation costs 1 22 178 213 8 82 Net interest Expense (Income) 1 57 (141) (257) (583) Income tax expense 3 51 1 ,174 2 ,260 3,177 Equity-based compensation expense 4 04 753 2 ,131 1,957 Depreciation & amortization 2,666 1 ,561 7 ,843 5,936 Adjusted EBITDA $ 6,818 $ 7 ,650 $ 25,995 $ 22,429 Net sales $ 6 7,078 $ 5 9,345 $ 245,293 $ 2 09,896 Net income margin 2.9% 7.4% 5.1% 5.8% Adjusted EBITDA margin 10.2% 12.9% 10.6% 10.7% Non-GAAP Financial Measure: Adjusted EBITDA is defined as consolidated net income before net interest expense, income taxes, depreciation, amortization, other acquisition related expenses, and other unusual/nonrecurring expenses. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percentage of sales. Adjusted EBITDA and Adjusted EBITDA margin are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Graham believes that providing non-GAAP information, such as Adjusted EBITDA and Adjusted EBITDA margin, is important for investors and other readers of Graham's financial statements, as it is used as an analytical indicator by Graham's management to better understand operating performance. Moreover, Graham’s credit facility also contains ratios based on Adjusted EBITDA. Because Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures and are thus susceptible to varying calculations, Adjusted EBITDA, and Adjusted EBITDA margin, as presented, may not be directly comparable to other similarly titled measures used by other companies. 16

Adjusted Net Income & Adjusted Diluted EPS Reconciliation Three Months Ended Year Ended March 31, March 31, 2026 2025 2026 2025 Net income $ 1,970 $ 4,395 $ 12,500 $ 12,230 Acquisition & integration expense (income), net 1,148 (270) 1 ,305 (1,170) Amortization of intangible assets 999 555 2 ,506 2 ,218 ERP Implementation costs 122 178 213 882 (1) (522) (106) (926) (444) Tax impact of adjustments Adjusted net income $ 3,717 $ 4,752 $ 15,598 $ 13,716 GAAP net income per diluted share $ 0.18 $ 0.40 $ 1 .12 $ 1.11 Adjusted net income per diluted share $ 0.33 $ 0 .43 $ 1.40 $ 1.24 Diluted weighted average common shares 11,233 11,115 1 1,138 11,066 outstanding (1) Applies a normalized tax rate to non-GAAP adjustments, which are pre-tax, based upon the statutory tax rate of 23%. Non-GAAP Financial Measure: Adjusted net income and adjusted net income per diluted share are defined as net income and net income per diluted share as reported, adjusted for certain items and at a normalized tax rate. Adjusted net income and adjusted net income per diluted share are not measures determined in accordance with GAAP, and may not be comparable to the measures as used by other companies. Nevertheless, Graham believes that providing non-GAAP information, such as adjusted net income and adjusted net income per diluted share, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current fiscal year's net income and net income per diluted share to the historical periods' net income and net income per diluted share. Graham also believes that adjusted net income per share, which adds back intangible amortization expense related to acquisitions, provides a better representation of the cash earnings of the Company. 17